Exhibit 99.1
Beneficial Mutual Bancorp Investor Presentation Second Quarter - Ended June 30, 2011

SAFE HARBOR STATEMENT This presentation may contain projections and other "forward-looking statements" within the meaning of the federal securities laws. These statements are not historical facts, rather statements based on the current expectations of Beneficial Mutual Bancorp, Inc. (the "Company") regarding its business strategies, intended results and future performance. Forward-looking statements are preceded by terms such as "expects," "believes," "anticipates," "intends" and similar expressions. Management's ability to predict results or the effect of future plans or strategies is inherently uncertain. Factors that could affect actual results include interest rate trends, the general economic climate in the market area in which the Company operates, as well as nationwide, the Company's ability to control costs and expenses, competitive products and pricing, loan delinquency rates, changes in federal and state legislation and regulation and other factors that may be described in the Company's filings with the Securities and Exchange Commission, including its Annual Reports on Form 10-K and Quarterly Reports on Form 10-Q and other required filings. These factors should be considered in evaluating the forward-looking statements and undue reliance should not be placed on such statements. The Company assumes no obligation to update any forward-looking statements. This presentation includes interim and unaudited financials, which are subject to further review by the Company's independent accountants.

Company Snapshot Founded in 1853 Oldest and largest bank headquartered in Philadelphia 3rd largest publicly traded mutual holding company

PRESENTATION TOPICS Focus/Marketplace/Opportunities Credit Picture Financial Performance

CURRENT FOCUS Capital Strength Maintain strong capital levels to allow strategic flexibility Continue fundamental organic growth Active balance sheet management Continue to evaluate second step based on market and strategy Opportunistic acquisition strategy Improved Profitability Focused on operating efficiency, cost structure, balance sheet mix, and loan and deposit pricing Developing and growing fee based businesses - building a mortgage banking team and creating SBA lending capacity Expanding C&I and Small Business teams to organically grow commercial loan portfolio

CURRENT FOCUS Relationship banking & focused deposit gathering Align our products and services to our customers' needs BankThanks Reward Program Mobile Banking All-Purpose Small Business Packages with Interest Bearing Checking Accounts Drive core business growth Development of alternative delivery channels Improve pricing and mix of municipal deposit portfolio Enhanced credit risk management in a challenging environment Maintaining prudent underwriting standards Continue credit and loss prevention discipline Maximize recovery of workout loans

OUR MARKET - GREATER PHILADELPHIA AREA We operate in a dynamic medium between regional and super regional competitors, and local community banks Large enough to compete with the largest financial institutions There are 119 banking institutions in the Philadelphia metro area including Beneficial 88 of these institutions have less than 10 branch locations Only 11 of these institutions including Beneficial have more than 50 branch locations Beneficial is positioned to take advantage of marketplace consolidation Source: SNL Interactive

OUR MARKET - GREATER PHILADELPHIA AREA 5th largest metropolitan region in the U.S. 68 colleges and universities Median household income of $65k versus national median of $54k 60 branches (35 in PA, 25 in NJ) Population of 5.9 million Sources: U.S. Census Bureau, SNL Interactive (2010)

OUR PRESENCE & MARKET OPPORTUNITY #1 Ranked Thrift and #9 Overall in Philadelphia MSA vs. #11 in 2009 Still have opportunities for growth in our marketplace Source: SNL Interactive (2010)

2011 Q2 SUMMARY Non-performing assets stabilized during the quarter at $162.6 million as compared to $161.7 million at March 31, 2011; however, we continue to remain cautious Allowance for Loan Losses as a percentage of total loans outstanding increased to 1.88% from 1.62% at December 31, 2010 Reduced operating expenses by $2.4 million for the quarter ended June 30, 2011 as compared to the quarter ended June 30, 2010 as a result of our cost reduction initiatives

2011 Q2 SUMMARY Total deposits decreased $184.9 million or 5% to $3.8 billion as compared to December 31, 2010 due to strategic efforts to reduce high cost, non-relationship municipal deposits and improve profitability Capital levels improved and remained strong with Tangible Common Equity/Tangible Assets rising 71 bps to 10.87% as compared to December 31, 2010 During the quarter we launched "Benmobile", our mobile banking product available to all customers, along with all-purpose small business banking deposit products that earn interest

PRESENTATION TOPICS Focus/Marketplace/Opportunities Credit Picture Financial Performance

2011 Q2 CREDIT DEVELOPMENTS Portfolio has begun to stabilize with Non-Performing Assets remaining relatively flat on a linked quarter basis We remain cautious as we continue to build our Allowance for Loan Loss with the reserve coverage ratio at 1.88% Successfully managing through 2011 maturities of our commercial real estate and construction portfolio (approximately 33% of total portfolio)

CREDIT PICTURE Non-Performing Assets and Classified Commercial Loan amounts were relatively flat compared to the prior quarter NPAs have stabilized, and NPAs a percentage of total assets rose on a linked quarter basis due to a decrease in total assets of $189.5 million NPAs include $25 million of guaranteed student loans $ in thousands

CREDIT PICTURE Even though we have started to see some signs of stabilization in the commercial loan portfolio, we continue to build loan reserves $ in thousands

PRESENTATION TOPICS Focus/Marketplace/Opportunities Credit Picture Financial Performance

STATEMENT OF OPERATIONS Returned to profitability during the second quarter of 2011

LOAN COMPOSITION Total Loans = $2.7 billion $ in millions

AVERAGE LOANS Yields have decreased given a declining interest rate environment and increases in nonaccrual loans, but have remained relatively consistent over the past 2 1/2 years Average loan balance has grown by approximately 47% since 2007 and has remained relatively stable despite low commercial loan demand and elevated charge-offs in 2010 New Chief Lending Officer focused on building C&I and Small Business teams $ in millions

DEPOSIT COMPOSITION Total Deposits = $3.76 billion Total Core Deposits = $2.85 billion (76%)

AVERAGE DEPOSITS $s in millions Cost of deposits has significantly declined with steady growth in deposit balances Actively assessing and managing our deposit mix, deposit balance levels and pricing to maximize net interest margin and ROE Aggressively re-pricing and running off the municipal deposit portfolio in 2011

AVERAGE BORROWINGS Cost of borrowings has declined along with underlying balances $s in millions

EFFICIENCY RATIO Efficiency ratio has declined due to effective cost management measures Ongoing focus on improving operating efficiency Efficiency excluding the restructuring charges 2007 efficiency ratio was 103.6% which was impacted by the Farmers and Mechanics Acquisition

INTEREST RATE RISK Strategically reduced interest rate risk in 2011 to be better positioned for rising rates Note: The Up 200 bps simulation above is a projection based on a number of assumptions and should not be relied upon as an indication of actual results. $ in thousands

CAPITAL LEVELS REMAIN STRONG Capital levels strengthened since year-end

CAPITAL LEVELS REMAIN STRONG Tangible Common Equity/Tangible Asset ratio remains strong at 10.87% and Tier 1 RBC is well above well-capitalized requirement Tier 1 Risk Based Capital (Bank) See Appendix A for Peer Group List Source: SNL Interactive - most recent peer data TCE/TCA (Holding Co.) TCE/TCA (Holding Co.) $154 Mil $285 Mil Excess Capital Well- Capitalized: 6%

LIQUIDITY REMAINS STRONG Liquidity remains strong with a Loans/Deposit ratio of 72.64% & Borrowings/Assets ratio of 5.31% at the Bank $347 million of cash and overnight investments $855 Million of available borrowing capacity from the FHLB of Pittsburgh and the Federal Reserve Borrowings/Assets Ratio (Bank) See Appendix A for Peer Group List Source: SNL Interactive - most recent peer data Loan/Deposit Ratio (Bank)

Appendix A - Peer Group List New Alliance Bank Northwest Savings Bank First Commonwealth Bank Provident Bank (NJ) Investors Savings Bank National Penn Bank NBT Bank, N.A. Community Bank, N.A. S&T Bank Sun National Bank Hudson Valley Bank Dime Savings Bank TrustCo Bank Wilmington Savings Fund Society, FSB Provident Bank (NY) Flushing Savings Bank, FSB Kearney Federal Savings Bank Parkvale Savings Bank